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                                                                    EXHIBIT 4.01


                                     SHARES

                        COMMUNITY FINANCIAL GROUP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

     [NUMBER]                                                  SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 20365M 10 8

                              THIS CERTIFIES THAT





       IS THE OWNER OF                                       SHARES OF THE


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $6.00 EACH OF THE COMMON STOCK OF COMMUNITY FINANCIAL GROUP, INC., (hereinafter called the "Corporation") transferrable only on the books of the Corporation by the holder hereof or by attorney, upon surrender of this Certificate properly endorsed. This Certificate is issued by the Corporation subject to all the terms and conditions pertaining to Common Stock of the Corporation contained in its Charter of Incorporation and Bylaws, each as amended, copies of which are on file in the office of the Corporation, to which reference is hereby made.

     This Certificate is not valid until countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, Community Financial Group, Inc. has caused this Certificate to be duly executed under its facsimile corporate seal and the facsimile signatures of its authorized officers.


Dated:



Countersigned:                                         /s/ Mack S. Linebaugh Jr.
                                                                       President
    REGISTRAR AND TRANSFER COMPANY
                            Transfer Agent


By                                                      Attest:
                                          [SEAL]
                                                       /s/ Joan B. Marshall
                                                                      Secretary
                      Authorized Signature
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                        COMMUNITY FINANCIAL GROUP, INC.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM - as tenants in common      UNIF GIFT MIN ACT.....Custodian.......
   TEN ENT - as tenants by the entireties               (Cust)        (Minor)
   JT TEN  - as joint tenants with right of     under Uniform Gifts to Minors
             survivorship and not as tenants    Act .........................
             in common                                     (State)

     Additional abbreviations may also be used though not in the above list


FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 ..................  ............................................................

 ................................................................................

 ................................................................................

 ......................................................................... SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

 .................................................................... ATTORNEY TO
TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED:
      .......................



                 SIGNATURE:
                           ...................................

                 NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEE: